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EXHIBIT 10.33(e)

AMENDMENT NUMBER ONE
to the
Guaranty
dated as of January 24, 2001
made by
AAMES FINANCIAL CORPORATION
in favor of
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

    This AMENDMENT NUMBER ONE (this "Amendment") is made as of this 30th day of March, 2001, by and between AAMES FINANCIAL CORPORATION ("Guarantor") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC. (the "Lender"), to the GUARANTY, dated as of January 24, 2001, made by the Guarantor in favor of Lender (the "Guaranty").

RECITALS

    WHEREAS, Guarantor has requested that Lender agree to the amendments to the Guaranty as set forth herein; and

    WHEREAS, Lender has consented to such amendments to the Guaranty as set forth herein.

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

    SECTION 1. Effective as of March 30, 2001, clause (i) of Section 3(b) of the Guaranty is hereby deleted in its entirety and replaced with the following:

      "(i) Maintenance of Tangible Net Worth. The Tangible Net Worth of the Guarantor, on a consolidated basis and on any given day, shall be not less than (A) $37,000,000 prior to January 1, 2002, and (B) $34,000,000, thereafter;"

    SECTION 2. Effective as of March 30, 2001, clause (ii) of Section 3(b) of the Guaranty is hereby deleted in its entirety and replaced with the following:

      "(ii) Maintenance of Ratio of Total Indebtedness to Tangible Net Worth. The Guarantor shall not permit the ratio of Total Indebtedness (not taking into account the aggregate outstanding amount borrowed by the Guarantor under any secured financing facilities for which adequate collateral has been pledged thereunder by the Guarantor) to Tangible Net Worth, on a consolidated basis and on any given day, to be greater than 10:1;"

    SECTION 3. Effective as of March 30, 2001, clause (iii) of Section 3(b) of the Guaranty is hereby modified by deleting the reference to "$15,000,000" therein and replacing it with "$17,500,000".

    SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Guaranty.

    SECTION 5. Representations. In order to induce Lender to execute and deliver this Amendment, the Guarantor hereby represents to Lender that as of the date hereof, after giving effect to this Amendment, the Guarantor is in full compliance with all of the terms and conditions of the Guaranty.

    SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Guaranty shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Guaranty or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Guaranty, any reference in any of such items to the Guaranty being sufficient to refer to the Guaranty as amended hereby.

    SECTION 7. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS, AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE.

    SECTION 8. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, Guarantor and Lender have caused this Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.

AAMES FINANCIAL CORPORATION,
Guarantor
By:	Name: Title:
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.,
LENDER
By:	Name: Title:

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EXHIBIT 10.33(e)
AMENDMENT NUMBER ONE to the Guaranty dated as of January 24, 2001 made by AAMES FINANCIAL CORPORATION in favor of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.